                                                                 EXHIBIT 10.6

                    SUPERIOR NATIONAL INSURANCE GROUP, INC.
                               26601 Agoura Road
                          Calabasas, California  91320


                               November 25, 1996

Insurance Partners, L.P.
201 Main Street, Suite 2600
Fort Worth, Texas  76102

Insurance Partners Offshore (Bermuda), L.P.
Cedar House
41 Cedar Avenue
P.O. Box HM 1179
Hamilton HM EX, Bermuda

International Insurance Advisors, Inc.
One Chase Manhattan Plaza
44th Floor
New York, New York  10005

International Insurance Investors, L.P.
c/o International Insurance Investors (Bermuda) Limited
Cumberland House
One Victoria Street
Hamilton HM HX, Bermuda

The persons listed on Schedule 1 hereto
at the addresses set forth opposite
the names of such persons

CentreLine Reinsurance Limited
Cumberland House
One Victoria Street
Hamilton HM HX, Bermuda

The persons listed on Schedule 2 hereto
c/o Superior National Insurance Group, Inc.
26601 Agoura Road
Calabasas, California  91320

                  Exercise of Warrants and Registration Rights

Ladies and Gentlemen:

                 Reference is made to the Note Purchase Agreement, dated as of March 31, 1992 (the "Note Purchase Agreement"), among Superior National Insurance

Group, Inc. (the "Company") and each of the several purchasers listed on
Schedule I thereto and the Preferred Securities Purchase Agreement, dated as of June 30, 1994 (the "Preferred Securities Purchase Agreement"), among the Company, Superior National Capital Holding Corporation, Superior National Capital, L.P. and Centre Reinsurance Services (Bermuda) III Limited.

                 Pursuant to (a) Section 1.2 of the Note Purchase Agreement, the Company issued to (i) International Insurance Advisors, Inc. ("IIA"), as agent for the general partner and the limited partners of International Insurance Investors, L.P. ("III"), warrants (the "IIA Warrants") to purchase (subject to adjustment) 1,474,306 shares, no par value per share, of Common Stock of the Company (the "Common Stock") and (ii) the individuals listed on
Schedule 2 hereto (the "Management Warrantholders") warrants (the "Management Warrants") to purchase (subject to adjustment) 92,159 shares of Common Stock and (b) Section 5.8 of the Preferred Securities Purchase Agreement, the Company issued to CentreLine Reinsurance Limited ("CentreLine") a warrant (the "CentreLine Warrant") to purchase (subject to adjustment) 579,356 shares of Common Stock. Each of the IIA Warrants, the Management Warrants and the CentreLine Warrant may be hereinafter referred to collectively as the "Warrants" or individually as a "Warrant".

                 Pursuant to Section 5.2(e) of the Stock Purchase Agreement, dated as of September 17, 1996 (as amended, the "Stock Purchase Agreement"), by and among the Company, Insurance Partners, L.P. ("IP"), Insurance Partners Offshore (Bermuda), L.P. ("IP Bermuda") and certain other persons or entities who executed the form of subscription agreement attached thereto as Exhibit A, it is a condition to close the transactions contemplated by the Stock Purchase Agreement that IIA distribute the IIA Warrants to the general partner and the limited partners of III listed on Schedule 1 hereto (the "III Partners"). Concurrently with the execution and delivery of this letter agreement, IIA is distributing the IIA Warrants to the III Partners.

                 1. Restriction on Exercise of Warrants and Registration Rights. Each of the III Partners, the Management Warrantholders and CentreLine acknowledge and agree that the exercise of a Warrant could cause, or increase the risk of, an "ownership change" within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations (as amended from time to time, the "Regulations") promulgated thereunder (collectively, "Section 382"). Notwithstanding anything to the contrary set forth in this letter agreement or in each of the IIA Warrants, the Management Warrants or the CentreLine Warrant, from and after the date hereof through and including the end of the 36th month following the date of the closing of the transactions contemplated by the Stock Purchase Agreement (the "Restriction Termination Date"), each of the III Partners, the Management Warrantholders and CentreLine covenant and agree that (a) it or he shall not exercise or attempt to exercise its or his Warrant, (b) it or he shall not Transfer (as hereinafter defined) or attempt to Transfer its or his Warrant to any individual or any "entity" (as that term is defined in Regulations Section 1.382-3(a)) unless, prior to such Transfer, it or he shall deliver to the Company an instrument, in form and substance reasonably satisfactory to the Company, duly executed by the transferee of such Warrant pursuant to which such transferee has agreed to be bound by the terms and conditions of this letter agreement, (c) it or he shall not exercise or attempt to exercise the registration rights granted by its or his Warrant and (d) any exercise or attempted exercise thereof in violation of subsection (a) or subsection (c) above or any Transfer or attempted Transfer thereof in violation of subsection (b) above shall be void ab initio; provided, however, that notwithstanding the foregoing, prior to the Restriction Termination Date, (i) each of the III Partners, the Management Warrantholders and CentreLine may exercise its or his Warrant in the event of a tender or exchange offer or a merger or other business combination involving the Company, which is approved by the Board of Directors of the Company (the "Board of Directors") or with respect to which the Board of Directors has announced its intention to remain neutral and (ii) each of the III Partners, the Management Warrantholders and CentreLine may exercise its or his (x) Warrant other than in the event of a tender or exchange offer or a merger or business combination described in clause (i) above or (y) registration rights upon the prior written approval of the Board of Directors, which approval shall be granted in its sole and absolute discretion after considering all facts and circumstances, including, without limitation, future events the occurrence of which are deemed by the Board of Directors to be reasonably possible; and provided further, that the Company hereby consents to the distribution by IIA of the IIA Warrants to the III Partners. Each of IIA and each of the III Partners hereby acknowledges and represents that no consideration was or shall be given or received by any such party in connection with the distribution of the IIA Warrants to the III Partners as contemplated hereunder. For purposes of this letter agreement, "Transfer" means, with respect to the Warrants, any direct or indirect acquisition or disposition thereof, whether by sale, exchange, merger, consolidation, transfer, assignment, conveyance, distribution, pledge, inheritance, gift, mortgage, creation of a security interest in, or lien or encumbrance upon, or any other acquisition or disposition of any kind and in any manner, whether voluntary or involuntary, knowing or unknowing, by operation of law or otherwise.

                 2. Legend. All Warrants shall bear the following conspicuous legend describing the restrictions set forth in paragraph 1 hereof and the Board of Directors shall take such actions as it deems necessary to substitute for the Warrants, new warrants bearing such legend:

         THE EXERCISE AND TRANSFER OF THIS WARRANT AND THE EXERCISE OF THE REGISTRATION RIGHTS CONTAINED HEREIN ARE SUBJECT TO CERTAIN RESTRICTIONS PURSUANT TO THE CHARTER OF SUPERIOR NATIONAL INSURANCE GROUP, INC. ("THE COMPANY") AND THAT CERTAIN LETTER AGREEMENT, RELATING TO THIS WARRANT, AMONG THE COMPANY, THE RECORD HOLDER OF THIS WARRANT AND CERTAIN OTHER PARTIES





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                                                                               4




         THERETO (THE "LETTER AGREEMENT"). ANY EXERCISE OR TRANSFER OF THIS WARRANT OR EXERCISE OF REGISTRATION RIGHTS IN VIOLATION OF THE CHARTER OF THE COMPANY OR THE LETTER AGREEMENT SHALL BE VOID AB INITIO. A COPY OF THE CHARTER OF THE COMPANY AND THE LETTER AGREEMENT MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST.

                 3. Registration Rights Agreement. The parties hereto acknowledge that on the date hereof, the Company, IP and IP Bermuda are entering into a Registration Rights Agreement (the "Registration Rights Agreement").

                 4. Demand Registrations. Subject to paragraph 1 hereof, if at any time pursuant to Section 8.3 of the IIA Warrants, the Management Warrants or the CentreLine Warrant any holder (the "Initiating Holder") thereof requests in writing that the Company effect the registration under the Securities Act of 1933, as amended (the "Securities Act"), and under the securities or "blue sky" laws of any jurisdiction designated by such holder (a "Demand Registration"), of all or part of such holder's shares of Common Stock issued or issuable upon exercise of its Warrant, then the Company shall, in addition to its obligations under Section 8.3 of each of the Warrants, promptly give written notice of such Demand Registration to the Insurance Partners Stockholders (as defined in the Registration Rights Agreement) and use its best efforts to effect the registration under the Securities Act of the Registrable Securities (as defined in the Registration Rights Agreement) which the Company has been requested by the Insurance Partners Stockholders to register. In connection with any Demand Registration involving an underwriting, if the managing underwriter of the offering advises the Company in writing that in its opinion the aggregate amount of shares of Common Stock requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of shares of Common Stock that in the opinion of such managing underwriter may be sold without such material adverse effect and shall reduce, as to each Initiating Holder, each holder of Warrants (other than the Initiating Holder) requesting registration of shares of Common Stock in such Demand Registration pursuant to Section 8.3 of such Warrants (the "Other Rightholders") and the Insurance Partners Stockholders as a group, the amount of Common Stock to be included in such registration, pro rata within such group based on the number of shares of Common Stock included in the request for registration by such Initiating Holder, Other Rightholders and Insurance Partners Stockholders. The Insurance Partners Stockholders covenant and agree that in the event that any of the Insurance Partners Stockholders requests a Demand Registration pursuant to the Registration Rights Agreement (an "IP Demand Registration"), each of the holders of the IIA Warrants, the Management Warrants and the CentreLine Warrant shall be entitled to participate in such IP Demand Registration to the same extent that the Insurance Partners Stockholders are entitled to participate in a Demand Registration pursuant to this paragraph 4.





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                                                                               5




                 5. Incidental Registrations. Subject to paragraph 1 hereof, if (a) the Company, at any time or from time to time, proposes to register in an underwriting any of its shares of Common Stock for its own account under the Securities Act (subject to the limitations set forth in Section 4(a) of the Registration Rights Agreement) (an "Incidental Registration") and (b) the representative of the underwriters advises the Company in writing that marketing factors require a limitation of the number of shares of Common Stock to be underwritten, then the number of shares of Common Stock that are entitled to be included in the Incidental Registration shall be allocated (i) first, to the Company for shares of Common Stock being sold for its own account, (ii) second, among each holder of Warrants requesting registration of shares of Common Stock in such Incidental Registration pursuant to Section 8.4(a) of such Warrants, each of the Insurance Partners Stockholders requesting registration of its Registrable Securities in such Incidental Registration pursuant to Section 4(a) of the Registration Rights Agreement and any other holders of Common Stock entitled to "incidental" registration rights and requesting inclusion of shares of Common Stock in such Incidental Registration, pro rata on the basis of the number of shares of Common Stock requested to be included in such Incidental Registration and (iii) third, any other shares of Common Stock requested to be included in such Incidental Registration. The Insurance Partners Stockholders covenant and agree that pursuant to the Registration Rights Agreement, in the event of an Incidental Registration in which marketing factors require a limitation of the number of shares of Common Stock to be underwritten, the allocation of the shares of Common Stock that are entitled to be included in such Incidental Registration shall be identical to the allocation described in the preceding sentence.

                 6. Waiver of Adjustments of Warrant Price and Preemptive Rights. The parties hereto acknowledge that pursuant to the Stock Purchase Agreement, the Company agreed to issue an aggregate of $18,000,000 worth of shares of Common Stock (the "Shares") for a purchase price per share of $7.53. With respect to the issuance by the Company of the Shares pursuant to the Stock Purchase Agreement, (a) each of the III Partners hereby waives its or his rights to any adjustments under Section 2 of the IIA Warrants, including, without limitation, Section 2.2.1 thereof, and its or his preemptive rights under Section 9 of the IIA Warrants, (b) each of the Management Warrantholders hereby waives his rights to any adjustments under Section 2 of the Management Warrants, including, without limitation, Section 2.2.1 thereof, and his preemptive rights under Section 9 of the Management Warrants and (c) CentreLine hereby waives its rights to any adjustments under Section 2 of the CentreLine Warrant, including, without limitation, Section 2.3.1 thereof, and its preemptive rights under Section 9 of the CentreLine Warrant.

                 7. Consents and Notices. Each of IIA, CentreLine, the III Partners and the Management Warrantholders acknowledges receipt of notice duly given from the Company of any and all transactions described or mentioned in the Company's Proxy Statement to its shareholders dated November 11, 1996, and consents to each such transaction.

                 8. Waiver of Covenants. With respect to the issuance by the Company of the Shares pursuant to the Stock Purchase Agreement and the acquisition by the Company of Pac Rim Holding Corporation ("Pac Rim") pursuant to the Agreement and Plan of Merger, dated as of September 17, 1996, among the Company, SNTL Acquisition Corp. and Pac Rim, International Insurance Investors, L.P. hereby waives its rights under Section 7 of the Note Purchase Agreement.

                 9. Counterparts. This letter agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same letter agreement.

                 10. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof.

                 11. Binding Effect. This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

                 12. Ratification of Warrants. Except as otherwise expressly provided herein, all of the terms and conditions of each of the IIA Warrants, the Management Warrants and the CentreLine Warrant are ratified and shall remain in full force and effect.

                 13. Termination. If the transactions contemplated by the Stock Purchase Agreement are not consummated and such agreement thereby terminates, then upon such termination, this letter agreement shall immediately terminate without further action by the parties hereto, and all terms, rights, restrictions and conditions created hereunder, including, without limitation, all terms, rights, restrictions and conditions created by paragraph 1 hereof, and the enforceability and effect of the restrictive legend placed on each of the Warrants as contemplated by paragraph 2 hereof, shall terminate and have no further force and effect.

                 14. Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this letter agreement.

                                      Very truly yours,

                                      SUPERIOR NATIONAL INSURANCE GROUP, INC.


                                      By: /s/ J. CHRIS SEAMAN
                                         -------------------------------
                                         Name: J. Chris Seaman
                                         Title: Chief Financial Officer


Agreed and accepted on this
25th day of November, 1996

INSURANCE PARTNERS, L.P.

By:      Insurance GenPar, L.P., its General Partner
By:      Insurance GenPar MGP, L.P., its General Partner
By:      Insurance GenPar MGP, Inc., its General Partner


By:  /s/ Insurance GenPar MGP, Inc.
   ----------------------------------------------------------------------
    Name:
    Title:

INSURANCE PARTNERS OFFSHORE (BERMUDA), L.P.

By:      Insurance GenPar (Bermuda), L.P., its General Partner
By:      Insurance GenPar (Bermuda) MGP, L.P., its General Partner
By:      Insurance GenPar (Bermuda) MGP, Ltd., its General Partner


By:  /s/ Insurance GenPar (Bermuda) MGP, Ltd.
   ----------------------------------------------------------------------
    Name:
    Title:

                                                                               8
INTERNATIONAL INSURANCE ADVISORS, INC.


By: /s/ International Insurance Advisors, Inc.
   --------------------------------------------------------
     Name:
     Title:

INTERNATIONAL INSURANCE INVESTORS, L.P.

By:  International Insurance Investors (Bermuda) Limited,
         its General Partner


By: /s/ International Insurance Investors, L.P.
   --------------------------------------------------------
     Name:
     Title:

INTERNATIONAL INSURANCE INVESTORS (BERMUDA) LIMITED


By: /s/ International Insurance Investors (Bermuda) Limited
   --------------------------------------------------------
     Name:
     Title:

CENTRE REINSURANCE LIMITED


By: /s/ Centre Reinsurance Limited
   --------------------------------------------------------
     Name:
     Title:

TRUSTEES OF THE ESTATE OF BERNICE P. BISHOP


By: /s/ Trustees of The Estate of Bernice P. Bishop
   --------------------------------------------------------
    Name:
    Title:

CARLISLE VENTURES, INC.


By: /s/ Carlisle Ventures, Inc.
   --------------------------------------------------------
    Name:
    Title:

J.P. MORGAN CAPITAL CORP.


By: /s/ J.P. Morgan Capital Corp.
   --------------------------------------------------------
    Name:
    Title:

BEACH HAVEN INVESTORS, INC.


By: /s/ Beach Haven Investors, Inc.
   --------------------------------------------------------
    Name:
    Title:

BACARDI CAPITAL LTD.


By: /s/ Bacardi Capital Ltd.
   --------------------------------------------------------
    Name:
    Title:

FLUOR REINSURANCE INVESTMENTS, INC.


By: /s/ Fluor Reinsurance Investments, Inc.
   --------------------------------------------------------
    Name:
    Title:

INTERNATIONAL INSURANCE ADVISORS, INC. 401(K)
         AND PENSION PLANS

        International Insurance Advisors, Inc. 401(K)
By: /s/    and Pension Plans
   --------------------------------------------------------
    Name:
    Title: Trustee

/s/ Robert A. Spass
--------------------------------
Robert A. Spass

/s/ Paul H. Warren
--------------------------------
Paul H. Warren

/s/ Bradley E. Cooper
--------------------------------
Bradley E. Cooper

/s/ Craig Schwarberg
--------------------------------
Craig Schwarberg


CENTRELINE REINSURANCE LIMITED


By: /s/ Centreline Reinsurance Limited
   --------------------------------------------
     Name:
     Title:

/s/ Karl O. Johnson
--------------------------------
Karl O. Johnson

/s/ Joseph P. Wolonsky
--------------------------------
Joseph P. Wolonsky

/s/ J. Chris Seaman
--------------------------------
J. Chris Seaman

/s/ Richard D. Hotchkiss
--------------------------------
Richard D. Hotchkiss

/s/ Edwin J. Wilson
--------------------------------
Edwin J. Wilson

                                                                      Schedule 1


                                  III Partners


                    III Partner                                          Address
                    -----------                                          -------
 International Insurance Investors (Bermuda)        Cumberland House
 Limited                                            One Victoria Street, Seventh Floor
                                                    Hamilton HM HX, Bermuda

 Centre Reinsurance Limited                         Cumberland House
                                                    One Victoria Street, Seventh Floor
                                                    Hamilton HM HX, Bermuda
 Trustees of the Estate of Bernice P. Bishop        567 South King Street
                                                    Suite 200
                                                    Honolulu, Hawaii  96813

 Carlisle Ventures, Inc.                            720 East Wisconsin Avenue
                                                    Milwaukee, Wisconsin  53202

 J.P. Morgan Capital Corp.                          60 Wall Street
                                                    New York, New York  10260

 Beach Haven Investors, Inc.                        10 Floral Court
                                                    Westfield, New Jersey  07090
 Bacardi Capital Ltd.                               Pitts Bay Road
                                                    Hamilton, Bermuda

 Fluor Reinsurance Investments, Inc.                3333 Michaelson Drive
                                                    Irvine, California  92730

 Robert A. Spass                                    One Chase Manhattan Plaza
                                                    44th Floor
                                                    New York, New York  10005
 Paul H. Warren                                     One Chase Manhattan Plaza
                                                    44th Floor
                                                    New York, New York  10005

 Bradley E. Cooper                                  One Chase Manhattan Plaza
                                                    44th Floor
                                                    New York, New York  10005

 Craig Schwarberg                                   221 West 48th Street, #1802
                                                    Kansas City, Missouri  64112

 International Insurance Advisors, Inc. 401(k)      One Chase Manhattan Plaza
 and Pension Plans                                  44th Floor
                                                    New York, New York  10005

                                                                      Schedule 2




                           Management Warrantholders



Karl O. Johnson
Joseph P. Wolonsky
J. Chris Seaman
Richard D. Hotchkiss
Edwin J. Wilson

                                    ANNEX A

         The parties hereto acknowledge that, pursuant to an Assignment of Warrant dated as of November 8, 1996, Centre Reinsurance Limited assigned all of its right, title and interest in the IIA Warrants, subject to all of Centre Reinsurance Limited's duties and obligations thereunder, to Centre Reinsurance (Bermuda) Limited. Accordingly, Centre Reinsurance (Bermuda) Limited acknowledges, accepts and agrees to all of the terms, obligations and conditions under the letter agreement dated November 25, 1996, with respect to the IIA Warrants applicable to Centre Reinsurance Limited.

         This agreement may be executed in one or more counterparts and all so executed shall constitute one instrument, notwithstanding that all parties are not signatories to the original or the same counterpart, and the facsimile transmission of the signature of any party shall be deemed to be an original signature of such party.

         CENTRE REINSURANCE (BERMUDA) LIMITED
                 as Assignee of the IIA Warrants from Centre Reinsurance Limited pursuant to the Assignment of Warrant, dated as of November 8, 1996


         By:     /s/ Centre Reinsurance (Bermuda) Limited
                 ----------------------------------------
                 Name:
                 Title:


         CENTRE REINSURANCE LIMITED
                 in its capacity as a limited partner of III and not as a holder of any IIA Warrants


         By:     /s/ Centre Reinsurance Limited
                 ------------------------------
                 Name:
                 Title:


         INTERNATIONAL INSURANCE ADVISORS, INC.


         By:     /s/ International Insurance Advisors, Inc.
                 ------------------------------------------
                 Name:
                 Title:


         SUPERIOR NATIONAL INSURANCE GROUP, INC.


         By:     /s/ Superior National Insurance Group, Inc.
                 -------------------------------------------
                 Name:
                 Title: